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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 15, 2002


                              CAMBRIDGE HEART, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                   000-20991                  13-3679946
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)         (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                                1 OAK PARK DRIVE
                          BEDFORD, MASSACHUSETTS 01730
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (781) 271-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         On November 15, 2002, Cambridge Heart, Inc. issued a press release announcing that its request to transfer from the Nasdaq National Market to the Nasdaq Small Cap Market has been approved, effective at the opening of business on Tuesday, November 19, 2002 and that Cambridge Heart's common stock will continue trading under its current symbol CAMH. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

EXHIBIT NO.          ITEM
-----------          ----
99.1                 Press release, dated November 15, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CAMBRIDGE HEART, INC.
                                     (Registrant)

Date:      November 15, 2002         By: /s/ Robert B. Palardy
                                         -----------------------------------
                                         Name:   Robert B. Palardy
                                         Title:  Chief Financial Officer and
                                                 Vice President, Finance and
                                                 Administration


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                                  EXHIBIT INDEX


EXHIBIT NO.          DESCRIPTION
-----------          -----------
99.1                 Press release, dated November 15, 2002.